Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 14, 2011, is entered into by and among DDI GLOBAL CORP., a California corporation (“Global”), DDI SALES CORP., a Delaware corporation (“Sales”), DDI NORTH JACKSON CORP., an Ohio corporation (“North Jackson”), DDI MILPITAS CORP., a Delaware corporation (“Milpitas”), DDI DENVER CORP., a Colorado corporation (“Denver”), DDI CLEVELAND CORP., an Ohio corporation (“Cleveland”), DDI TORONTO CORP., an entity organized under the laws of Ontario (“Toronto”; each of Global, Sales, North Jackson, Milpitas, Denver, Cleveland and Toronto shall be a “Borrower”, and collectively such entities shall be the “Borrowers”), the other Loan Parties (as defined below) party hereto, the Lenders (as defined below) party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, “Administrative Agent”), and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent for the Canadian Lenders (in such capacity, “Canadian Administrative Agent” and, together with Administrative Agent collectively, “Agents”)

RECITALS

A.	Borrowers, the other parties signatory thereto as “Loan Parties” (each individually, a “Loan Party” and collectively, the “Loan Parties”), Agents, and the financial institutions party thereto as lenders (each individually, a “Lender” and collectively, the “Lenders”) have previously entered into that certain Credit Agreement, dated as of September 23, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

B.	Borrowers and the other Loan Parties have requested that Agents and the Lenders amend the Credit Agreement, and Agents and the Lenders are willing to amend the Credit Agreement pursuant to the terms and conditions set forth herein.

C.	Each Borrower and each other Loan Party is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of any Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement and the other Loan Documents are being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Credit Agreement.

(a) The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“ ‘Applicable Rate’ means, for any day, with respect to: (a) any CBFR Loan, a per annum rate equal to zero percent (0.00%); (b) any Eurodollar Revolving Loan, a per annum rate equal to two and one half of one percent (2.50%); (c) any Canadian Prime Rate Loan, a per annum rate equal to one percent (1.00%); and (d) any CDOR Rate Loan, a per annum rate equal to two and one half of one percent (2.50%).”

(b) Clause (a) of the definition of “Interest Period” in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(a) any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each U.S. Lender, twelve months) thereafter, as the Borrower Representative may elect, and”

(c) Section 6.08(iv)(A) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(A) the aggregate amount of such dividends and repurchases does not exceed: (x) $12,000,000 during any rolling 12 month period, and (y) $40,000,000 over the life of this Agreement (provided, that, no Loan Party shall be required to pay any fee to Administrative Agent or any Lender in connection with a request by the Loan Parties and the consent by the Required Lenders (which may be withheld in their sole discretion) to deviate from the forgoing limits in this Section 6.08(a)(iv));”

2. Conditions Precedent to Effectiveness of this Amendment. The following shall have occurred before this Amendment is effective:

a.	Amendment. Administrative Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

b.	Representations and Warranties. The representations and warranties set forth herein, and in the Credit Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof), must be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof).

c.	Other Required Documentation. Administrative Agent shall have received all other documents and legal matters in connection with the transactions contemplated by this Amendment and such documents shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Administrative Agent.

3. Representations and Warranties. Each Borrower and each other Loan Party represents and warrants as follows:

a.	Authority. Each Borrower and each other Loan Party has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery, and performance by each Borrower and each other Loan Party of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restriction binding on such Borrower or such Loan Party.

b.	Enforceability. This Amendment has been duly executed and delivered by each Borrower and each other Loan Party. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid, and binding obligation of each Borrower and each other Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

c.	Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof as though made on and as of the date hereof.

d.	No Default. No event has occurred and is continuing that constitutes a Default or Event of Default.

4. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without giving effect to any conflict of law principles (but giving effect to Federal laws relating to national banks).

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of the Amendment.

6. Reference to and Effect on the Loan Documents.

a.	Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

b.	Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified, and confirmed and shall constitute the legal, valid, binding, and enforceable obligations of Borrowers and the other Loan Parties to Agents and the Lenders without defense, offset, claim, or contribution.

c.	The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of any Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

7. Ratification. Each Borrower and each other Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

8. Estoppel. To induce Agents and Lenders to enter into this Amendment and to induce Agents and the Lenders to continue to make advances to Borrowers under the Credit Agreement, each Borrower and each other Loan Party hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim, or objection in favor of any Borrower or any other Loan Party as against any Agent or any Lender with respect to the Obligations.

9. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject mater hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10. Severability. In case any provision in this Amendment shall be invalid, illegal, or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality , and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11. Submission of Amendment. The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by any Agent or any Lender to waive any of their respective rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

DDI GLOBAL CORP., a California corporation
DDI SALES CORP., a Delaware corporation
DDI NORTH JACKSON CORP., an Ohio corporation
DDI MILPITAS CORP., a Delaware corporation
DDI TORONTO CORP., an entity organized under the laws of Ontario
DDI DENVER CORP., a Colorado corporation
DDI CLEVELAND CORP., an Ohio corporation

By:	/s/ J. Michael Dodson
Name: J. Michael Dodson
Title:Chief Financial Officer

OTHER LOAN PARTIES:

DDI CORP., a Delaware corporation
DDI INTERMEDIATE HOLDINGS CORP., a California corporation
DDI CAPITAL CORP., a California corporation
CORETEC HOLDINGS INC., a Delaware corporation
DDI CLEVELAND HOLDINGS CORP., a Delaware corporation
CORETEC BUILDING INC., a Colorado corporation
TRUMAUGA PROPERTIES LTD., an Ohio limited partnership

By:	/s/ J. Michael Dodson
Name: J. Michael Dodson
Title:Chief Financial Officer

AGENTS AND THE LENDERS:

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By:	/s/ Teresa B. Keckler
Name: Teresa B. Keckler
Title: Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent and a Canadian Lender

By:	/s/ John Freeman
Name: John Freeman
Title: Senior Vice President